                PAYMENT FUNDING FACILITY
                AGREEMENT FOR ISSUE AND REPAYMENT
                OF NOTES SMHL GLOBAL FUND NO. 3
                ORIGINATION FUND NO. 3


                PERPETUAL TRUSTEES AUSTRALIA LIMITED
                ABN 86 000 431 827

                PERPETUAL TRUSTEES AUSTRALIA LIMITED
                ABN 86 000 431 827

                ME PORTFOLIO MANAGEMENT LIMITED
                ABN 79 005 964 134

                and

                ME PORTFOLIO MANAGEMENT LIMITED
                ABN 79 005 964 134







                [FREEHILLS LOGO]


                MLC Centre Martin Place Sydney New South Wales 2000 Australia Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
                www.freehills.com.au DX 361 Sydney

                SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE
                Correspondent Offices JAKARTA KUALA LUMPUR

                Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

                Reference PS:JR:TEL:25E

                                                       Payment Funding Facility

-----------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS
Clause                                                                                                         Page

1        DEFINITIONS AND INTERPRETATION                                                                           1

         1.1      Definitions                                                                                     1
         1.2      Interpretation                                                                                  7
         1.3      Banking Day                                                                                     8
         1.4      Transaction Document                                                                            8

2        THE NOTES                                                                                                8

         2.1      Application for and Issue of Notes                                                              8
         2.2      Acknowledgment of Indebtedness                                                                  9
         2.3      Obligations under Notes                                                                         9
         2.4      Ownership of Notes                                                                              9
         2.5      Register                                                                                        9

3        PURPOSE                                                                                                  9


4        FUNDING PROCEDURES                                                                                      10

         4.1      Delivery of Funding Notice                                                                     10
         4.2      Requirements for a Funding Notice                                                              10
         4.3      Copy of the Funding Notice to be provided to the Issuer                                        11
         4.4      Irrevocability of Funding Notice                                                               11

5        LOAN FACILITY                                                                                           11

         5.1      Provision of Funding Portions                                                                  11
         5.2      Repayment of Outstanding Moneys                                                                11
         5.3      Interest                                                                                       12
         5.4      Order of Repayment                                                                             12
         5.5      Acknowledgments                                                                                13

6        PAYMENTS                                                                                                14

         6.1      Manner of payments                                                                             14
         6.2      Payments on a Banking Day                                                                      14
         6.3      Appropriation of payments                                                                      14
         6.4      Payments in gross                                                                              14
         6.5      Amounts payable on demand                                                                      15

7        REPRESENTATIONS AND WARRANTIES                                                                          15

         7.1      By the Issuer                                                                                  15
         7.2      By the SF Manager                                                                              16
         7.3      Survival and repetition of representations and warranties                                      16
         7.4      Reliance by the Note Holder and OF Manager                                                     17

8        UNDERTAKINGS                                                                                            17

         8.1      Term of undertakings                                                                           17
         8.2      Compliance with Covenants                                                                      17



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                                                                          PAGE 1

         8.3      Notify Events of Default                                                                       17

9        EVENTS OF DEFAULT                                                                                       17

         9.1      Operation of clause 9                                                                          17
         9.2      Effect of Event of Default                                                                     17
         9.3      Issuer to continue to perform                                                                  18
         9.4      Enforcement                                                                                    18

10       TRUSTEE LIMITATION OF LIABILITY PROTECTION                                                              18

         10.1     Limitation of Liability - Issuer                                                               18
         10.2     Limitation of Liability - Note Holder                                                          19
         10.3     Wilful Default of the Issuer and the Note Holder                                               20

11       INDEMNITIES                                                                                             21

         11.1     General indemnity                                                                              21
         11.2     Continuing indemnities and evidence of loss                                                    21
         11.3     Funds available for indemnity                                                                  22
         11.4     Negligence, wilful default or breach of law                                                    22
         11.5     Notification from Note Holder or OF Manager                                                    22

12       TAX, COSTS AND EXPENSES                                                                                 22

         12.1     Tax                                                                                            22
         12.2     Costs and expenses                                                                             23
         12.3     Goods and services tax                                                                         23

13       INTEREST ON OVERDUE AMOUNTS                                                                             24

         13.1     Payment of interest                                                                            24
         13.2     Accrual of interest                                                                            24
         13.3     Rate of interest                                                                               24

14       ASSIGNMENT                                                                                              24

         14.1     Assignment by Transaction Party                                                                24
         14.2     Assignment by Note Holder                                                                      24
         14.3     Assist transfer or assignment                                                                  25
         14.4     Participation permitted                                                                        25
         14.5     Lending Office                                                                                 25
         14.6     Disclosure                                                                                     25
         14.7     No increase in costs                                                                           25

15       GENERAL                                                                                                 25

         15.1     Confidential information                                                                       25
         15.2     Performance by Note Holder of obligations                                                      26
         15.3     Transaction Party to bear cost                                                                 26
         15.4     Notices                                                                                        26
         15.5     Governing law and jurisdiction                                                                 27
         15.6     Prohibition and enforceability                                                                 27
         15.7     Waivers                                                                                        28
         15.8     Variation                                                                                      28
         15.9     Cumulative rights                                                                              28

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

         15.10    Attorneys                                                                                      28
         15.11    Binding Obligations                                                                            28
         15.12    Winding up of Securitisation Fund                                                              28
         15.13    Termination                                                                                    28



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                                                                          PAGE 3

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THIS PAYMENT FUNDING FACILITY AGREEMENT

                  is made on [insert date] 2002 between the following parties:

                  1       PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ABN 86 000 431 827
                          in its capacity as trustee of the Securitisation Fund (as hereinafter defined) of Level 7, 39 Hunter Street, Sydney, New South Wales
                          (ISSUER)

                  2       PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ABN 86 000 431 827
                          in its capacity as trustee of the Origination Fund (as hereinafter defined) of Level 7, 39 Hunter Street, Sydney, New South Wales
                          (NOTE HOLDER)

                  3       ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          in its capacity as manager of the Securitisation Fund of Level 23, 360 Collins Street, Melbourne, Victoria (SF MANAGER)

                  4.      ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          in its capacity as manager of the Origination Fund of Level 23, 360 Collins Street, Melbourne, Victoria (OF MANAGER)

RECITALS

                  A. The Issuer is the trustee, and the SF Manager is the manager, of the Securitisation Fund.

                  B. The Note Holder is the trustee, and the OF Manager is the manager, of the Origination Fund.

                  C. The SF Manager has requested the OF Manager to direct the Note Holder to make available a loan facility to the Issuer under which the Issuer will issue notes to the Note Holder and the Note Holder will purchase notes from the Issuer.

                  D. The Note Holder and the OF Manager have agreed to make available a facility on the terms and conditions of this agreement and have agreed with the SF Manager and the Issuer that the terms and conditions of the issue and repayment of any such notes are those contained in this agreement.

THE PARTIES AGREE

                  in consideration of, among other things, the mutual promises contained in this agreement:

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1        DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  In this agreement, unless the context otherwise requires:

                  ATTORNEY means an attorney appointed under a Material
                  Document;

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                                                                          PAGE 1

                                                       Payment Funding Facility

                  AUTHORISATION includes:

                  (a) any consent, registration, filing, agreement, notarisation, certificate, licence, approval, permit, authority or exemption from, by or with a Governmental Agency; and

                  (b) any consent or authorisation regarded as given by a Governmental Agency due to the expiration of the period specified by a statute within which the Governmental Agency should have acted if it wished to proscribe or limit anything already lodged, registered or notified under that statute;

                  AUTHORISED INVESTMENTS has the meaning given to it in the Master Trust Deed;

                  BANK has the meaning given to it in the Master Trust Deed;

                  BANKING DAY means a day on which Banks are open for business in Melbourne and Sydney excluding a Saturday, Sunday or public holiday;

                  BOND ISSUE DATE has the meaning given to it in the Master Trust Deed;

                  BOND ISSUE DIRECTION has the meaning given to it in the Master Trust Deed;

                  CHARGE means the charge created under the Security Trust Deed;

                  CLASS A NOTE has the meaning given to it in the Supplementary Bond Terms Notice;

                  CLASS B NOTE has the meaning given to it in the Supplementary Bond Terms Notice;

                  COLLECTIONS has the meaning given to it in the Supplementary Bond Terms Notice;

                  CONDITIONS means the terms and conditions as set out in
                  schedule 2;

                  DESIGNATED RATING AGENCY has the meaning given to it in the Master Trust Deed;

                  DOLLARS, A$ and $ means the lawful currency of the Commonwealth of Australia;

                  DUTIABLE PROPORTION means the value of the property in Tasmania affected by the Charge divided by the value of all property affected by the Charge, excluding property within a Territory (within the meaning of section 149(f) of the Duties
                  Act) or outside Australia as determined on the Bond Issue
                  Date;

                  DUTIES ACT means the Duties Act 2001 (Tas);

                  DUTY AMOUNT means an amount calculated as follows:

                  $25 +([SA x DP) - $10,000] x 0.0035)

                  where:

                  SA is the amount secured by the Charge (excluding capitalised interest) in respect of:

                  (a) the Notes (including the Liquidity Notes, the Class A
                      Notes and the Class B Notes);

                  (b) the Redraw Funding Facility; and

                  (c) this Payment Funding Facility.

                  DP is the Dutiable Proportion.

                  (SA x DP) is deemed to be equal to $10,000 if it is less than $10,000.


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                                                                          PAGE 2

                                                       Payment Funding Facility



                  References in this definition to the amount secured by the Charge are references to the amount of any advances actually secured by the Charge and recoverable under it;

                  DUTY FUNDING PORTION means a funding portion equal to the Duty Amount;

                  ENCUMBRANCE means an interest or power:

                  (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

                  (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

                  by way of security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above;

                  ENFORCEMENT PERIOD means a period of 12 months and 1 day after the date of the first execution of the Security Trust Deed;

                  ENTITY has the same meaning as in Chapter 2E of the Corporations Act;

                  EVENT OF DEFAULT means an Event of Default as defined in the Security Trust Deed;

                  EXCLUDED TAX means any Tax imposed by any jurisdiction on the net income of the Note Holder;

                  FACILITY means the payment funding facility made available by the Note Holder to the Issuer under this agreement (by purchase of Notes);

                  FITCH RATINGS has the meaning given to it in the Supplementary Bond Terms Notice;

                  FUNDING DATE means the date on which a Note will be issued (as stipulated in the Funding Notice) and the date on which a Funding Portion is, or is to be, advanced or regarded as advanced to the Issuer under this agreement;

                  FUNDING NOTICE means a notice given, or to be given, under clauses 4.1 and 4.2;

                  FUNDING PORTION means in relation to any Note, the principal amount of that Note to be provided or outstanding at that time (as the case may be);

                  GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

                  GST has the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999;

                  INTEREST AMOUNT means for any Payment Period all of the net income derived from the investment of the net proceeds of the Principal Outstanding for that Payment Period;

                  LENDING OFFICE means the office of the Note Holder set out on page 1 of this agreement or such other office as notified by the Note Holder under this agreement;

                  LIQUIDITY NOTES has the meaning given to it in the Supplementary Bond Terms Notice;


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                                                                          PAGE 3

                                                       Payment Funding Facility


                  MASTER TRUST DEED means the Master Trust Deed dated 4 July 1994 made between Perpetual Trustees Australia Limited and ME Portfolio Management Limited, and providing for the establishment of a series of trusts known collectively as the Superannuation Members Home Loans Trusts, as amended from time to time;

                  MATERIAL DOCUMENTS means:

                  (a) this agreement (including each Note); and

                  (b) the Security Trust Deed; and

                  (c) the Supplementary Bond Terms Notice.

                  MOODY'S has the meaning given to it in the Master Trust Deed;

                  MORTGAGE has the meaning given to it in the Master Trust Deed;

                  NOTE means a note issued under Parts 2 and 4;

                  NOTE HOLDER means Perpetual Trustees Australia Limited or any person entitled to be registered as a Note Holder in accordance with this agreement;

                  OFFICER means:

                  (a) in relation to the Issuer and Note Holder, a director, secretary or other person whose title contains the word or words "manager" or "counsel" or a person performing the functions of any of them; and

                  (b) in relation to the SF Manager and OF Manager, a director or a secretary, or a person notified to be an authorised officer of the relevant party.

                  ORIGINATION FUND means Origination Fund No.3 established pursuant to the Master Trust Deed;

                  OUTSTANDING MONEYS means all debts and monetary liabilities of the Issuer to the Note Holder under or in relation to any Material Document irrespective of whether the debts or liabilities:

                  (a) are present or future;

                  (b) are actual, prospective, contingent or otherwise;

                  (c) are at any time ascertained or unascertained;

                  (d) are owed or incurred by or on account of the Issuer alone, or severally or jointly with any other person;

                  (e) are owed to or incurred for the account of the Note Holder alone, or severally or jointly with any other person;

                  (f) are owed or incurred as principal, interest, fees,
                      charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

                  comprise any combination of the above, after:

                  (a) deducting the aggregate amount of any payments made under clause 3(b); and

                  (b) adding the aggregate of any amounts recovered by or
                      otherwise paid to the Issuer where the original non-payment of those amounts was a Payment Amount Shortfall;


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                                                                          PAGE 4

                                                       Payment Funding Facility


                  OUTSTANDING PRINCIPAL BALANCE in respect of a Mortgage has the same meaning as in the Supplementary Bond Terms Notice;

                  OVERDUE RATE means on any date the rate percent per annum calculated by the OF Manager which is the rate, expressed as a percentage, derived from dividing the Interest Amount by the average of the Principal Outstanding on each Banking Day during the Payment Period immediately preceding the date the Overdue Rate is calculated;

                  PAYMENT AMOUNT means an amount payable by the Issuer to the counterparty to any Enhancement or Interest Hedge (as those terms are defined in the Security Trust Deed) in respect of any loss suffered by the counterparty as a consequence of the termination before its due date of any arrangement to hedge or otherwise manage the Issuer's interest rate exposure for any Mortgage being an Asset of the Securitisation Fund where all or part of the interest payable is subject to a fixed rate;

                  PAYMENT AMOUNT SHORTFALL means as the case requires:

                  (a) a Recovery Shortfall; and

                  (b) a Threshold Rate Shortfall;

                  PAYMENT DATE has the meaning given to it in the Supplementary Bond Terms Notice;

                  PAYMENT PERIOD means the period from and including the last Payment Date to but excluding the next Payment Date except that the first Payment Period will commence on the relevant Funding Date and the last Payment Period will end on the Termination Date;

                  PERMITTED ENCUMBRANCE means:

                  (a) every lien created by operation of law securing an
                      obligation that is not yet due;

                  (b) every lien for the unpaid balance of purchase moneys under an instalment contract entered into in the ordinary course of business;

                  (c) every lien for the unpaid balance of moneys owing for
                      repairs; and

                  (d) an Encumbrance granted under a Transaction Document,

                  which affects or relates to any of the assets of the Securitisation Fund;

                  POWER means any right, power, authority, discretion or remedy conferred on the Note Holder or OF Manager, or a Receiver or an Attorney by any Transaction Document or any applicable law;

                  PRINCIPAL OUTSTANDING means at any time the aggregate principal amount of all outstanding Funding Portions at that time after:

                  (a) deducting the aggregate amount of any payments made under clause 3(b); and

                  (b) adding the aggregate of any amounts recovered by or
                      otherwise paid to the Issuer in respect of a Payment Amount Shortfall;

                  RECOVERY SHORTFALL means an amount equal to the difference between the Payment Amount and the amount recovered or recoverable under or pursuant to the Mortgage in respect of the Payment Amount;


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                                                                          PAGE 5

                                                       Payment Funding Facility


                  REDRAW FUNDING FACILITY has the meaning given to it in the Security Trust Deed;

                  REGISTER means the register of Note Holders maintained by the Issuer;

                  S&P has the meaning given to it in the Master Trust Deed;

                  SAME DAY FUNDS means bank cheque or other immediately available funds;

                  SECURITISATION FUND means the Securitisation Fund constituted under the Master Trust Deed known as SMHL Global Fund No.3;

                  SECURITY TRUST DEED means the Security Trust Deed (as amended from time to time) in respect of the Securitisation Fund between the Issuer, the SF Manager, Perpetual Trustee Company Limited ABN 42 000 001 007 as security trustee and Bank of New York as note trustee;

                  SET DATE means in relation to the initial Payment Period, the Funding Date, and in relation to each subsequent Payment Period, the Payment Date at the commencement of that Payment Period;

                  SUPPLEMENTARY BOND TERMS NOTICE means the Supplementary Bond Terms Notice dated on or about the date of this agreement in respect of the Securitisation Fund and providing terms of issue for Class A Notes and Class B Notes;

                  TAX means:

                  (a) any tax (including goods and services tax), levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

                  (b) any income, stamp or transaction duty, tax or charge,

                  which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above;

                  TERMINATION DATE means, the first to occur of:

                  (a) the date on which the Total Outstanding Principal Balance is zero or will be zero following any payments made on the relevant Payment Date (as defined under the Supplementary Bond Terms Notice); and

                  (b) the date by which the SF Manager has received written
                      notification from each Designated Rating Agency (as defined in the Master Trust Deed) that the provision of the Facility and the subscription and issue of Notes under the Facility (including any outstanding Notes) is no longer necessary in order to maintain the "AAA", "Aaa" and "AAA" rating of notes in the Securitisation Fund known as the "Class A Notes" by S&P, Moody's and Fitch Ratings respectively;

                  THRESHOLD RATE SHORTFALL means any shortfall arising under any determination under clause 12(a) of the Supplementary Bond Terms Notice;

                  TOTAL OUTSTANDING PRINCIPAL BALANCE has the meaning given to it under the Supplementary Bond Terms Notice;

                  TRANSACTION DOCUMENT has the meaning given to it in the Master Trust Deed and includes this agreement and any document or agreement entered into or given under it (including Notes);

                  TRANSACTION PARTY means:

                  (a) the Issuer; or


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                                                                          PAGE 6

                                                       Payment Funding Facility

                  (b) the SF Manager.

         1.2      INTERPRETATION

                  In this agreement, headings and boldings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

                  (a) words importing the singular include the plural and vice versa;

                  (b) words importing a gender include any gender;

                  (c) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

                  (d) an expression importing a natural person includes any
                      company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

                  (e) a reference to any thing (including, but not limited to, any right) includes a part of that thing;

                  (f) a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

                  (g) a reference to a statute, regulation, proclamation,
                      ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

                  (h) a reference to a document includes all amendments or
                      supplements to, or replacements or novations of, that document;

                  (i) a reference to liquidation includes appointment of an
                      administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or a similar procedure or, where applicable, changes in the constitution of any partnership or person or death;

                  (j) a reference to a party to any document includes that
                      party's successors and permitted assigns;

                  (k) a reference to an agreement other than this agreement
                      includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

                  (l) a reference to an asset includes all property of any
                      nature, including, but not limited to, a business, and all rights, revenues and benefits;

                  (m) a reference to a document includes any agreement in
                      writing, or any certificate, notice, instrument or other document of any kind;

                  (n) no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;


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                                                                          PAGE 7

                                                       Payment Funding Facility



                 (o) a reference to the drawing, accepting, endorsing or other dealing with or of a Bill refers to a drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909;

                 (p) a reference to a body, other than a party to this agreement (including, without limitation, an institute, association or authority), whether statutory or not:

                      (1)      which ceases to exist; or

                      (2) whose powers or functions are transferred to another body,

                      is a reference to the body which replaces it or which substantially succeeds to its powers or functions; and

                  (q) the Issuer or the Note Holder will only be considered to have knowledge or awareness of, or notice of, a thing, or grounds to believe any thing, by virtue of the officers of the Issuer or the Note Holder having day to day responsibility for the administration of the Origination Fund or the Securitisation Fund (as the case may be) having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

         1.3      BANKING DAY

                  Unless otherwise stipulated in this agreement, where the day on or by which any thing is to be done is not a Banking Day, that thing must be done on or by the succeeding Banking Day.

         1.4      TRANSACTION DOCUMENT

                  The parties agree that this agreement and any document or agreement entered into or given under it (including a Note) is a "Transaction Document" for the purposes of the Master Trust Deed.

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2        THE NOTES

         2.1      APPLICATION FOR AND ISSUE OF NOTES

                  (a) The SF Manager may request that the Issuer issues a Note to the Note Holder by:

                           (1) requesting a Note be issued from "SMHL Global Fund No.3";

                           (2) specifying the principal amount of the Note required;

                           (3) specifying the proposed date of issue of the Note; and

                           (4) providing to the Note Holder and the OF Manager a Funding Notice (and a copy to the Issuer) pursuant to clause 4.

                  (b) If the SF Manager has requested that the Issuer issues a Note in accordance with clause 2.1(a) and the OF Manager and Note Holder agree to subscribe for the Note as requested by the SF Manager, the Issuer must, on the terms of this agreement, issue the Note to the Note Holder in consideration for the principal amount provided that the OF Manager and Note Holder have complied with clause 5.1.


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                                                                          PAGE 8

                                                       Payment Funding Facility


                  (c) The parties agree that the terms and conditions contained in this agreement, the Supplementary Bond Terms Notice (to the extent applicable) and the Security Trust Deed (to the extent applicable) govern the issue and repayment of the Notes.

         2.2      ACKNOWLEDGMENT OF INDEBTEDNESS

                  The Issuer acknowledges its indebtedness to the Note Holder in respect of each Note issued under this agreement.

         2.3      OBLIGATIONS UNDER NOTES

                  (a) The obligations of the Issuer under the Notes are
                      constituted by, and specified in, this agreement and in the Conditions.

                  (b) Each Note is a separate debt of the Issuer.

                  (c) The entitlement of any person to a Note is determined by registration as a Note Holder of that Note.

                  (d) The making of, or giving effect to, a manifest error in an inscription in the Register will not avoid the creation or transfer of a Note.

         2.4      OWNERSHIP OF NOTES

                  (a) A Note may be transferred by the Note Holder to any person in accordance with this agreement.

                  (b) The person whose name is registered as the Note Holder of a Note in the Register will be treated by the Issuer as the absolute owner of the Note.

         2.5      REGISTER

                  The Issuer must:

                  (a) establish and maintain the Register;

                  (b) enter in the Register in respect of each Note:

                      (1) the principal amount and principal outstanding in
                          respect of each Note;

                      (2) its date of issue and date of redemption and
                          cancellation; and

                      (3) the date on which any person becomes, or ceases to be, a Note Holder.

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3        PURPOSE

                  (a) Subject to clause 3(b) and (c), the Issuer must, and
                      the SF Manager must cause the Issuer to, keep the proceeds of a Funding Portion invested in Authorised
                      Investments:

                      (1) which are rated "AAA" or "A-1+" by S&P, "Prime-1" or
                          "Aaa" by Moody's and "AAA" or "F1+" by Fitch Ratings, or such other rating as any Designated Rating Agency may approve from time to time;

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                                                                          PAGE 9

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                                                       Payment Funding Facility


                      (2) which mature (except in the case of call deposits with a Bank) not later than the day before the Payment Date immediately after the day on which they are made; and

                      (3) otherwise in accordance with the Master Trust Deed.

                  (b) The Issuer must and the SF Manager must cause the Issuer to, apply funds invested under clause 3(a) other than so much of that amount that represents the Duty Funding
                      Portion:

                      (1) to the extent of any Payment Amount Shortfall and
                          subject to clause 5.5(b)(3), towards Collections in accordance with the Supplementary Bond Terms Notice; and

                      (2) otherwise as required under clause 5 or clause 11.

                  (c) The Issuer must and the SF Manager must cause the Issuer to apply funds invested under clause 3(a) that represents the Duty Funding Portion:

                      (1) to the extent of any liability for duty towards the
                          payment of duty that may be payable in respect of the Security Trust Deed in connection with the enforcement of the Charge, if the Charge is enforced in the Enforcement Period; and

                      (2) otherwise as required under clause 5 or clause 11.

--------------------------------------------------------------------------------

4        FUNDING PROCEDURES

         4.1      DELIVERY OF FUNDING NOTICE

                  If the SF Manager determines that the Issuer requires a Note to be issued, the SF Manager must deliver to the Note Holder and the OF Manager a Funding Notice in accordance with this clause 4.

         4.2      REQUIREMENTS FOR A FUNDING NOTICE

                  A Funding Notice:

                 (a) must be in writing in the form of, and specifying the matters set out in, schedule 1;

                 (b) must be received by the Note Holder and the OF Manager at least 2 Banking Days before the proposed Funding Date (or such shorter period as the OF Manager may agree in writing);

                 (c) must be signed by an Officer of the SF Manager and an Officer of the Issuer;

                 (d) whether or not stated in the notice, constitutes a representation and warranty by each of the Issuer and the SF Manager that so far as it is aware (without the need to make enquiry) each representation and warranty set out in clause 7 and given by it is true, correct and not misleading as if made at the date of the Funding Notice and the Funding Date in respect of the facts and circumstances then subsisting, but if the representation and warranty constituted by this clause 4.2(d) is not correct the Funding Notice must contain a statement to that effect and must set out full details of any exceptions and the reasons and any remedial action taken or proposed.

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                                                                         PAGE 10

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                                                       Payment Funding Facility



                          Any such statement is without prejudice to the rights of the Note Holder and OF Manager.

         4.3      COPY OF THE FUNDING NOTICE TO BE PROVIDED TO THE ISSUER

                  A copy of each Funding Notice must be provided to the Issuer at least 1 Banking Day before the proposed Funding Date together with the Bond Issue Direction for the issue of the Notes.

         4.4      IRREVOCABILITY OF FUNDING NOTICE

                  The Note Holder or the OF Manager may, in its absolute discretion, decide to decline to provide the requested funding specified in the Funding Notice, in which case the OF Manager must notify each of the Issuer and the SF Manager in writing. Following agreement by the Note Holder and the OF Manager to the issue of the relevant Note specified in the Funding Notice, the Issuer is irrevocably committed to, and the SF Manager is irrevocably committed to cause the Issuer to, issue the relevant Note and to draw Funding Portions from the Note Holder in accordance with the Funding Notice given to the OF Manager and the Note Holder.

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5        LOAN FACILITY

         5.1      PROVISION OF FUNDING PORTIONS

                  If the SF Manager gives a Funding Notice in accordance with clause 4 and the OF Manager and the Note Holder agree to the issue of the specified Note, then, subject to this agreement (including, without limitation, clause 10), the Note Holder must, and the OF Manager must cause the Note Holder to, provide the relevant Funding Portion under the Facility as payment for the relevant Note in Same Day Funds in Dollars not later than 12 noon (Melbourne time) on the specified Funding Date and in accordance with that Funding Notice.

         5.2      REPAYMENT OF OUTSTANDING MONEYS

                  (a) This clause 5.2(a) does not apply to the Principal Outstanding being the Duty Funding Portion. If after having regard to clause 5.5, the SF Manager determines that on any Banking Day the Principal Outstanding is greater than the amount agreed from time to time by the Manager and each Designated Rating Agency the Issuer must, and the SF Manager must cause the Issuer to, repay to the Note Holder so much of the Principal Outstanding so that the Principal Outstanding immediately after that repayment will not cause the current rating of the Class A Notes and the Class B Notes issued by the Issuer to be downgraded or withdrawn by any Designated Rating Agencies.

                 (b)      If after the expiration of the Enforcement Period:

                          (1) there is no liability to pay any duty on the Charge in connection with the enforcement of the Charge; or

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                                                                         PAGE 11

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                                                       Payment Funding Facility


                          (2) if there has been an enforcement of the Charge, any portion of the Duty Funding Portion is not required to be applied to satisfy a liability for duty on the Charge in connection with its enforcement, the Issuer must, at the direction of the OF Manager, promptly repay the Duty Funding Portion or that amount of the Duty Funding Portion which has not been so applied.

                 (c) The Issuer must, and the SF Manager must cause the Issuer to, repay the Principal Outstanding, if any, in full on the Termination Date.

                 (d) The Issuer must, and the SF Manager must cause the Issuer to, pay or repay the balance of the Outstanding Moneys in full to the Note Holder on the Termination Date or on such other date on which the Principal Outstanding is, or is required to be, repaid in full.

                 (e) The Issuer is not obliged to make a repayment under this clause 5.2 other than out of the funds invested or available for investment under clause 3.

        5.3      INTEREST

                 (a)

                          (1) On each Payment Date, the Issuer must, and the SF Manager must cause the Issuer to, pay to the Note Holder interest on the Payment Period being an amount equal to the Interest Amount.

                          (2) The Issuer is not obliged to pay interest under clause 5.3(a)(1) other than out of the Interest Amount.

                  (b) The Issuer and the SF Manager acknowledge that the Interest Amount is not available to meet any payment obligation of the Issuer other than its obligation to pay interest under clauses 5.3(a) and 5.3(c).

                  (c) If on any Payment Date, the Interest Amount in respect of the relevant Payment Period is not paid on the whole amount of the Principal Outstanding:

                          (1) the Interest Amount shall accrue interest at the Overdue Rate for the next Payment Period;

                          (2) the Interest Amount and interest accrued under paragraph (1) shall become payable on the next Payment Date; and

                          (3) to the extent to which any unpaid Interest Amount (including any interest accrued under paragraph (1)) remains unpaid after that next Payment Date it will again be subject to paragraphs (1) and (2) for each subsequent Payment Period and Payment Date until it has been paid.

                  (d) Interest must be calculated in arrears on daily balances on the basis of a 365 day year and for the actual number of days elapsed during the relevant period.

          5.4     ORDER OF REPAYMENT

                  (a) In making repayments under clause 5.2, the Issuer must, and the SF Manager must cause the Issuer to, apply the amount of the repayment to




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                                                                         PAGE 12

                                                       Payment Funding Facility


                          repay the Principal Outstanding under the Notes in order of the date of issue of the Notes so that the Notes issued earlier in time are repaid first.

                 (b) The Note Holder must, and the OF Manager must cause the Note Holder to, apply repayments in accordance with clause 6.3(a).

                 (c) The OF Manager must advise the Issuer and the SF Manager in writing of the Notes which have been wholly or partly repaid, the amount of the repayment and the Principal Outstanding under that Note.

        5.5      ACKNOWLEDGMENTS

                 (a) The Issuer acknowledges that if an amount is paid out of the Securitisation Fund as a consequence of a Payment Amount Shortfall, and an amount referable to that Payment Amount Shortfall is subsequently recovered by or otherwise paid to the Issuer, such amounts are to be available for repayment under clause 5.

                 (b) For the purpose of this clause 5.5(b), a reference to the Funding Portion does not include a Duty Funding Portion. Each of the parties acknowledges that:

                          (1) the Issuer will not be able to issue the Class A Notes or the Class B Notes unless and until a Funding Portion has been provided and maintained under clause 5.1 such that the Principal Outstanding is not less than 0.40% of the Outstanding Principal Balance of the Loans secured by the Mortgages comprised in the Assets of Securitisation Fund on the issue date of the notes;

                           (2) in order to maintain the assigned rating by each Designated Rating Agency (which rating confirmation by each Designated Rating Agency must be in writing) of the Class A Notes or the Class B Notes it may be necessary to increase the amount of the Principal Outstanding to an amount in excess of 0.40% of the Outstanding Principal Balance of the Loans secured by Mortgages comprised in the Assets of Securitisation Fund;

                           (3) the amount of the Principal Outstanding up to an amount equal to 0.40% of the Outstanding Principal Balance of the Loans secured by Mortgages comprised in the Assets of Securitisation Fund is only available in respect of Payment Amount Shortfalls being Recovery Shortfalls and any Principal Outstanding in excess of 0.40% of the Outstanding Principal Balance of the Loans secured by Mortgages comprised in the Assets of Securitisation Fund is only available in respect of Payment Amount Shortfalls being Threshold Rate Shortfalls; and

                           (4) if a Threshold Rate Shortfall exists and the amount of the Funding Portion is not increased as contemplated by clause 5.5(b)(2), the SF Manager must comply with clauses 12(a) and (b) of the Supplementary Bond Terms Notice.

                 (c) Each of the parties acknowledge that the Issuer will not be able to issue the Class A Notes or the Class B Notes unless and until a Funding Portion being the Duty Funding Portion has been provided and maintained under




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                                                                         PAGE 13

                                                       Payment Funding Facility




                          clause 3(c) such that the Principal Outstanding in respect of the Duty Funding Portion is not less than the Duty Amount.

-------------------------------------------------------------------------------

6        PAYMENTS

         6.1      MANNER OF PAYMENTS

                  All payments to the Note Holder under the Transaction Documents must be made:

                  (a)      in Same Day Funds;

                  (b)      in Dollars;

                  (c) not later than 11:00 am (Melbourne time) on the due date,

                  to the account of the Note Holder specified by the OF Manager to the Issuer or in such other manner to an account of the Note Holder as the OF Manager directs from time to time.

         6.2      PAYMENTS ON A BANKING DAY

                  If a payment is due on a day which is not a Banking Day, the due date for that payment is the next Banking Day and interest must be adjusted accordingly.

         6.3      APPROPRIATION OF PAYMENTS

                  (a) All payments made by the Issuer to the Note Holder under this agreement may be appropriated as between principal, interest and other amounts, as the OF Manager in its absolute discretion determines or, failing any determination, in the following order:

                          (1) firstly, towards reimbursements of all fees, costs, expenses, charges, damages and indemnity payments incurred or due and owing by the Transaction Party under the Material Documents;

                          (2) secondly, towards payment of interest due and payable under the Material Documents; and

                          (3) thirdly, towards repayment of the Principal Outstanding.

                  (b) Any appropriation under clause 6.3(a) overrides any appropriation made by the Issuer.

         6.4      PAYMENTS IN GROSS

                  All payments which a Transaction Party is required to make under any Material Document must be:

                  (a)      without any set-off, counterclaim or condition; and

                  (b) without any deduction or withholding for any Tax or any other reason, unless the Transaction Party is required to make a deduction or withholding by applicable law.

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                                                                         PAGE 14

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                                                       Payment Funding Facility


         6.5      AMOUNTS PAYABLE ON DEMAND

                  If any amount payable by a Transaction Party under any Material Document is not expressed to be payable on a specified date that amount is payable by the Transaction Party on demand by the Note Holder or OF Manager.

--------------------------------------------------------------------------------

7        REPRESENTATIONS AND WARRANTIES

         7.1      BY THE ISSUER

                  The Issuer hereby represents and warrants to the OF Manager and Note Holder that:

                  (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                  (b) (CONSTITUTION): the execution delivery and performance of this agreement and any Note does not and will not violate its Constitution;

                  (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the performance of its obligations thereunder;

                  (d) (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in the jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate except that this representation and warranty does not apply to the filing of an ASIC form 309 in relation to the creation of the Charge;

                  (e) (LEGALLY BINDING OBLIGATION): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of it in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or other similar laws affecting creditors' rights generally;

                  (f) (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this agreement and each Note by it does not violate any existing law or regulation or any document or agreement to which it is a party in either case in its capacity as trustee of the Securitisation Fund or which is binding upon it or any of its assets in its capacity as trustee of the Securitisation Fund;

                  (g) (AUTHORISATION): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by it in connection with the execution and delivery of, and performance of its obligations under, this agreement and any Note have been obtained and are valid and subsisting;

                  (h) (SECURITISATION FUND VALIDLY CREATED): the Securitisation Fund has been validly created and is in existence at the date of this agreement;

                  (i) (SOLE TRUSTEE): it has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund;


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                                                                         PAGE 15

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                                                       Payment Funding Facility


                  (j) (MASTER TRUST DEED): the Securitisation Fund is constituted pursuant to the Master Trust Deed; and

                  (k) (NO PROCEEDINGS TO REMOVE): no notice has been given to it and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the Securitisation Fund.

         7.2      BY THE SF MANAGER

                  The SF Manager hereby represents and warrants to the OF Manager and Note Holder that:

                  (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                  (b) (CONSTITUTION): the execution, delivery and performance by it of this agreement and each Note does not and will not violate its Constitution;

                  (c) (CORPORATE POWER): the SF Manager has the power and has taken all corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the performance of its obligations hereunder;

                  (d) (FILINGS): the SF Manager has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

                  (e) (LEGALLY BINDING OBLIGATION): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of the SF Manager in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or other similar laws affecting creditors' rights generally;

                  (f) (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this agreement and each Note by the SF Manager does not violate any existing law or regulation or any document or agreement to which the SF Manager is a party or which is binding upon it or any of its assets; and

                  (g) (AUTHORISATION): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by the SF Manager in connection with the execution, delivery and performance of this agreement and each Note have been obtained and are valid and subsisting.

         7.3      SURVIVAL AND REPETITION OF REPRESENTATIONS AND WARRANTIES

                  The representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2:

                  (a)      survive the execution of each Transaction Document;
                           and

                  (b) are regarded as repeated on each Funding Date with respect to the facts and circumstances then subsisting.


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                                                                         PAGE 16

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                                                       Payment Funding Facility

         7.4      RELIANCE BY THE NOTE HOLDER AND OF MANAGER

                  The Issuer and the SF Manager each acknowledge that the Note Holder and OF Manager have entered into each Transaction Document to which it is a party in reliance on the representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2.

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8        UNDERTAKINGS

         8.1      TERM OF UNDERTAKINGS

                  Unless the OF Manager otherwise agrees in writing, until the Outstanding Moneys are fully and finally repaid the Issuer and the SF Manager must, at its own cost (but without prejudice to clause 10 in the case of the Issuer), comply with the undertakings in this clause 8.

         8.2      COMPLIANCE WITH COVENANTS

                  The Issuer must and the SF Manager must ensure that the Issuer does:

                  (a) comply with all of its covenants and obligations under the Security Trust Deed and Supplementary Bond Terms Notice; and

                  (b) wherever it is required to obtain consent of the Security Trustee (as defined in the Security Trust
                          Deed) under the Security Trust Deed also obtain the prior written consent of the Note Holder and OF Manager.

         8.3      NOTIFY EVENTS OF DEFAULT

                  On and from the Termination Date, each of the SF Manager and the Issuer must immediately notify all the other parties to this agreement in writing if it becomes actually aware of the occurrence of any Event of Default and must provide full and complete details in relation thereto immediately upon becoming actually aware of such details.

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9        EVENTS OF DEFAULT

         9.1      OPERATION OF CLAUSE 9

                  Clauses 9.2 to 9.4 only have effect on and from the Termination Date.

         9.2      EFFECT OF EVENT OF DEFAULT

                  (a) Upon or at any time after the occurrence of an Event of Default the Note Holder or the OF Manager may by notice to the Issuer and the SF Manager declare that the Outstanding Moneys are immediately due and payable.

                  (b) The Issuer must and the SF Manager must cause the Issuer to upon receipt of a notice under clause 9.2(a) immediately repay in full the Outstanding Moneys to the Note Holder.


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                                                                         PAGE 17

                                                       Payment Funding Facility



         9.3      ISSUER TO CONTINUE TO PERFORM

                  (a) If the Note Holder or OF Manager makes any declaration under clause 9.2:

                         (1) the declaration does not affect or diminish the duties and obligations of the Issuer or the SF Manager under the Transaction Documents; and

                         (2) each of the Issuer and the SF Manager must continue to perform its obligations under the Transaction Documents as if the declaration had not been made, subject to any directions that may be given by the Note Holder or the OF Manager from time to time under any Transaction Document.

                   (b) Clause 9.3(a) does not affect the obligations of the Issuer or the SF Manager under clause 9.2.

         9.4      ENFORCEMENT

                  (a) The Material Documents may be enforced without notice to or consent by the Issuer or SF Manager or any other person even if the Note Holder accepts any part of the Outstanding Moneys after an Event of Default or there has been any other Event of Default.

                  (b) Neither the Note Holder nor the OF Manager is liable to any Transaction Party for any loss or damage a Transaction Party may suffer, incur or be liable for arising out of or in connection with the Note Holder or OF Manager exercising any Power under any Material Document.

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10       TRUSTEE LIMITATION OF LIABILITY PROTECTION

         10.1     LIMITATION OF LIABILITY - ISSUER

                  (a) The Issuer enters into this agreement only in its capacity as trustee of the Securitisation Fund and no other capacity. A liability of the Issuer arising under or in connection with this agreement is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of property of the Securitisation Fund out of which the Issuer is actually indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

                   (b) The parties other than the Issuer may not sue the Issuer in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except in relation to property of the Securitisation Fund), a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or arrangement of or affecting the Issuer (except in relation to property of the Securitisation Fund).

                   (c) The provisions of this clause 10.1 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under the Master Trust Deed establishing the Securitisation Fund or by operation of



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                                                                         PAGE 18

                                                       Payment Funding Facility


                          law there is a reduction in the extent of the Issuer's indemnification out of the assets of the Securitisation Fund, as a result of the Issuer's fraud, negligence or wilful default.

                  (d) It is acknowledged that the SF Manager is responsible under the Master Trust Deed establishing the Securitisation Fund for performing a variety of obligations relating to the Securitisation Fund, including under this agreement. No act or omission of the Issuer (including any related failure to satisfy its obligations or breach of representation or warranty under this agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (c) of this clause 10.1 to the extent to which the act or omission was caused or contributed to by any failure by the SF Manager or any other person to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of the SF Manager or any other person.

                  (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Trustee in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (c) of this clause 10.1.

                  (f) The Issuer is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraphs (a) to (c) of this clause.

         10.2     LIMITATION OF LIABILITY - NOTE HOLDER

                  (a) The Note Holder enters into this agreement only in its capacity as trustee of the Origination Fund and no other capacity. A liability arising under or in connection with this agreement is limited to and can be enforced against the Note Holder only to the extent to which it can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Note Holder in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

                  (b) The parties other than the Note Holder may not sue the Note Holder in any capacity other than as trustee of the Origination Fund or seek the appointment of a receiver (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

                  (c) The provisions of this clause 10.2 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the trust deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.


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                                                                         PAGE 19

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                                                       Payment Funding Facility



                 (d) It is acknowledged that the OF Manager is responsible under the trust deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 10.2 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

                 (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Trustee in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 10.2.

                 (f) The Note Holder is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless the Note Holder's liability is limited in the same manner as set out in paragraphs
                          (a) to (c) of this clause.

         10.3     WILFUL DEFAULT OF THE ISSUER AND THE NOTE HOLDER

                  For the purposes of this agreement, the expression "wilful default":

                  (a) in relation to the Issuer and the Note Holder, means a wilful default of this agreement by the Issuer or the Note Holder, as the case may be:

                          (1)      other than a default which:

                                  (A)       arises out of a breach of a
                                            Transaction Document by a person
                                            other than the Issuer, Note Holder
                                            or any person referred to in
                                            paragraph (b) in relation to the
                                            Issuer or the Note Holder;

                                  (B)       arises because some other act or
                                            omission is a precondition to the
                                            relevant act or omission of the
                                            Issuer or the Note Holder, and that
                                            other act or omission does not
                                            occur;

                                  (C) is in accordance with a lawful court order or direction or is required by law; or

                                  (D) is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

                         (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this agreement from the Fund.

                 (b) A reference to the "fraud", "negligence" or "wilful default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the Issuer or the Note Holder, as the case may be, and of the officers or employees,




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                                                                         PAGE 20

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                                                       Payment Funding Facility


                          but not of the agents or delegates of the Issuer or Note Holder, unless the Issuer or the Note Holder is liable for the acts or omissions of such other person under the terms of this agreement.

11       INDEMNITIES

         11.1     GENERAL INDEMNITY

                  (a) The Issuer, to the extent it is permitted or contemplated under the terms of the Master Trust Deed, indemnifies on a full indemnity basis (including legal costs and expenses charged at the usual commercial rates of the relevant legal services provider) and out of the property of the Securitisation Fund the Note Holder and OF Manager against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the Note Holder or OF Manager, as the case may be, or an Attorney pays, suffers, incurs or is liable for, in respect of any of the following:

                          (1) a Funding Portion required by a Funding Notice, not being made for any reason including, but excluding any default by the Note Holder or OF Manager, as the case may be;

                          (2) any repayment or prepayment of all or part of a Funding Portion being made on a date other than the relevant Payment Date.

                  (b) Without limitation to the indemnity contained in clause 11.1(a), that indemnity includes the amount determined by the Note Holder or OF Manager, as the case may be, as being incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Note Holder or OF Manager, as the case may be to fund or maintain the Principal Outstanding or the relevant Funding Portion and includes, but is not limited to, loss of margin.

         11.2     CONTINUING INDEMNITIES AND EVIDENCE OF LOSS

                  (a) Each indemnity of the Issuer contained in this agreement is a continuing obligation of the Issuer, despite:

                          (1)      any settlement of account; or

                          (2)      the occurrence of any other thing,

                          and remains in full force and effect until:

                          (3) all moneys owing, contingently or otherwise, under any of the Material Documents have been paid in full; and

                          (4) the Outstanding Moneys are fully and finally repaid.

                   (b) Each indemnity of the Issuer contained in this agreement is an additional, separate and independent obligation of the Issuer and no one indemnity limits the generality of any other indemnity.

                   (c) Each indemnity of the Issuer contained in this agreement survives the termination of any Transaction Document.

                   (d) A certificate under the hand of an Officer of the OF Manager detailing the amount of any damage, loss, liability, cost, charge, expense, outgoing or



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                                                       Payment Funding Facility




                          payment covered by any indemnity in this agreement is sufficient evidence unless the contrary is proved.

         11.3     FUNDS AVAILABLE FOR INDEMNITY

                  The obligations of the Issuer under this clause 11 shall be payable solely to the extent of funds invested or available for investment under clause 3.

         11.4     NEGLIGENCE, WILFUL DEFAULT OR BREACH OF LAW

                  The indemnities in this clause 11 do not extend to any liability, loss, cost, charge or expense that is finally and judicially determined to result from any negligence, wilful default or breach of law by the other parties to this agreement.

         11.5     NOTIFICATION FROM NOTE HOLDER OR OF MANAGER

                  If the Note Holder or the OF Manager receives written notice of any act, matter or thing which may give rise to a liability, loss, cost, charge or expense in relation to which the Issuer would be required to indemnify it under this clause 11, the Note Holder or the OF Manager (as the case may be) will notify the Issuer of that act, matter or thing giving such details as it is practicable to give as soon as it is reasonably practicable and in any event within 5 Banking Days of it coming to its attention, provided that failure to do so will not result in any loss or reduction in the indemnity contained in this clause 11 unless the Issuer has been prejudiced in any material respect by such failure.

12       TAX, COSTS AND EXPENSES

         12.1     TAX

                  (a) The Issuer must and the SF Manager must cause the Issuer to pay any Tax, other than an Excluded Tax in respect of the Securitisation Fund or a Tax referred to in clause 12.3, in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

                          (1)      any Material Document;

                          (2) any agreement or document entered into or signed under any Material Document; and

                          (3) any transaction contemplated under any Material Document or any agreement or document described in clause 12.1(a)(2).

                 (b) The Issuer must and the SF Manager must cause the Issuer to pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 12.1(a) except to the extent that the fine, penalty or other cost is caused by the Note Holder's failure to lodge money received from the Issuer before the due date for lodgement.

                 (c) The Issuer indemnifies out of the property of the Securitisation Fund the Note Holder against any amount payable under clause 12.1(a) or 12.1(b) or both.

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                                                                         PAGE 22

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                                                       Payment Funding Facility


         12.2     COSTS AND EXPENSES

                  The Issuer must, and the SF Manager must cause the Issuer to, pay all costs and expenses of the Note Holder and the OF Manager and any employee, Officer, agent or contractor of the Note Holder and the OF Manager in relation to:

                  (a) the negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of any Material Document or any agreement or document described in clause 12.1(a);

                  (b) the enforcement, protection or waiver, or attempted enforcement or protection, of any rights under any Material Document or any agreement or document described in clause 12.1(a);

                  (c) the consent or approval of the Note Holder or OF Manager given under any Material Document or any agreement or document described in clause 12.1(a); and

                  (d) any enquiry by any Governmental Agency involving a Transaction Party,

                  including, but not limited to, any administration costs of the Note Holder or the OF Manager, as the case may be, in connection with the matters referred to in clause 12.2(b) and
                  (d) and any legal costs and expenses (charged at the usual commercial rates of the relevant legal services provider) and any professional consultant's fees for any of the above on a full indemnity basis.

         12.3     GOODS AND SERVICES TAX

                  (a) Subject to clause 12.3(b), all amounts referred to in this Agreement which are relevant in determining a payment to be made by one party to another are exclusive of GST unless specifically indicated otherwise.

                  (b) If a party to this Agreement is entitled to be indemnified or reimbursed for any cost or expense incurred by that party, then the indemnity or reimbursement will be calculated by reference to the GST-exclusive amount of that cost or expense, increased by an amount equal to that part of the cost or expense for which the party or its representative member is not entitled to an input tax credit but would be entitled if that entity was entitled to a full input tax credit. For the avoidance of doubt, the amount calculated under this clause 12.3(b) is a GST-exclusive amount.

                  (c) If GST is levied or imposed on or in respect of any supply made under or in connection with this Agreement for which the consideration is a monetary payment, then the consideration provided for that supply is increased by an amount equal to the consideration multiplied by the rate at which that GST is levied or imposed. This additional amount is payable to the party with the liability to remit GST in the manner and at the time when the consideration to which it relates is payable.

                  (d) The recipient of any consideration for a taxable supply (whether in money or otherwise) must provide to the other party a GST tax invoice (or any other thing required under any legislation concerned with GST) in the form required by the A New Tax System (Goods and Services Tax) Act 1999 or that other legislation.

                  (e) Where an "adjustment event", as defined in the A New Tax System (Goods and Services Tax) Act 1999 occurs under this Agreement, the parties shall




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                                                                         PAGE 23

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                                                       Payment Funding Facility



                          do all things necessary to ensure that the adjustment event may be appropriately recognised, including the issue of an "adjustment note", as that term is defined in that Act.

-------------------------------------------------------------------------------

13       INTEREST ON OVERDUE AMOUNTS

         13.1     PAYMENT OF INTEREST

                  The Issuer must, and the SF Manager must cause the Issuer to, pay interest on:

                  (a) any of the Outstanding Moneys due and payable, but unpaid; and

                  (b) on any interest payable but unpaid in accordance with clause 5.

         13.2     ACCRUAL OF INTEREST

                  The interest payable under this clause 13:

                  (a) accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the Outstanding Moneys becomes merged; and

                  (b)     may be capitalised by the Note Holder on any Payment
                          Date.

         13.3     RATE OF INTEREST

                  The rate of interest payable under this clause 13 on any part of the Outstanding Moneys is the higher of:

                  (a)      the Overdue Rate; and

                  (b) the rate fixed or payable under a judgment or other thing referred to in clause 13.2(a).

-------------------------------------------------------------------------------

14       ASSIGNMENT


         14.1     ASSIGNMENT BY TRANSACTION PARTY

                  A Transaction Party must not transfer or assign any of its rights or obligations under any Material Document without the prior written consent of the OF Manager, the Note Holder and each Designated Rating Agency.

         14.2     ASSIGNMENT BY NOTE HOLDER

                  Neither the Note Holder nor the OF Manager may assign any of its rights or transfer by novation any of its rights and obligations under this agreement or any Note without the prior written consent of the other parties and a prior written notice of such assignment been given to each Designated Rating Agency. Any such assignment must contain an acknowledgment that the assignee is bound by the provisions of this agreement.

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                                                                         PAGE 24

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                                                       Payment Funding Facility



         14.3     ASSIST TRANSFER OR ASSIGNMENT

                  At the request of the Note Holder or OF Manager, the Issuer and the SF Manager must do any thing including, but not limited to, executing any documents or amending any Material Document, to effect any transfer or assignment under this clause 14.

         14.4     PARTICIPATION PERMITTED

                  The Note Holder and OF Manager may grant by way of sub-participation (being a right to share in the financial effects of this agreement, without any rights against the Issuer) all or part of the Note Holder's or OF Manager's, as the case may be, rights and benefits under this agreement to any other person without having to obtain the consent of or to notify the Issuer or the SF Manager.

         14.5     LENDING OFFICE

                  (a) The Note Holder may change its Lending Office at any time.

                  (b) The Note Holder must promptly notify the Issuer and the SF Manager of any such change.

         14.6     DISCLOSURE

                  Any party may disclose to a proposed assignee, transferee or sub-participant any information relating to any other party or the Transaction Documents whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to that other party.

         14.7     NO INCREASE IN COSTS

                  If the Note Holder or OF Manager assigns or transfers any of its rights or obligations under any Material Document or changes its Lending Office the Issuer is not required to pay any net increase in the aggregate amount of costs, Taxes, fees or charges which:

                 (a) are a direct consequence of the transfer or assignment or change of Lending Office; and

                 (b) the Note Holder or OF Manager as the case may be, or its transferee or assignee was aware of or ought reasonably to have been aware of, at the time of the transfer or assignment or change of Lending Office.

--------------------------------------------------------------------------------

15       GENERAL

         15.1     CONFIDENTIAL INFORMATION

                  The Note Holder and OF Manager may, for the purpose of exercising any Power, disclose to any person any documents or records of, or information about, any Transaction Document, or the assets, business or affairs of any Transaction Party, whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to any Transaction Party.

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                                                       Payment Funding Facility



         15.2     PERFORMANCE BY NOTE HOLDER OF OBLIGATIONS

                  If a Transaction Party defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Note Holder and OF Manager may, without prejudice to any Power do all things necessary or desirable, in the opinion of the Note Holder or OF Manager, as the case may be, to make good or attempt to make good that default to the satisfaction of the Note Holder or OF Manager, as the case may be.

         15.3     TRANSACTION PARTY TO BEAR COST

                  Without prejudice to clause 10, any thing which must be done by a Transaction Party under any Material Document, whether or not at the request of the Note Holder or OF Manager, must be done at the cost of the Transaction Party.

         15.4     NOTICES

                  (a) Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to any Material Document:

                          (1) must be in legible writing and in English addressed as shown below (or if sent by facsimile, to the facsimile numbers below) and marked to the attention of the following:

                                   (A)      if to the Note Holder:

                                            Address:   Level 7
                                                       9 Castlereagh Street
                                                       Sydney, NSW, 2000

                                            Attention: Manager - Securitisation

                                            Facsimile: (02) 9221 7870; and

                                   (B)      if to the Issuer:

                                            Address:   Level 7
                                                       9 Castlereagh Street
                                                       Sydney, NSW, 2000

                                            Attention: Manager - Securitisation

                                            Facsimile: (02) 9221 7870;

                                   (C)      if to the SF Manager:,

                                            Address:   Level 23,
                                                       360 Collins Street,
                                                       Melbourne, Victoria 3000

                                            Attention: Funding Manager

                                            Facsimile: (03) 9605 6200; and


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                                                       Payment Funding Facility


                                   (D)      if to the OF Manager:

                                            Address:   Level 23,
                                                       360 Collins Street,
                                                       Melbourne, Victoria 3000

                                            Attention: Funding Manager

                                            Facsimile: (03) 9605 6200;



                                   or as specified to the sender by any party by notice;

                          (2) where the sender is a company, must be signed by an Officer or under the common seal of the sender;

                          (3) is regarded as being given by the sender and received by the addressee:

                                   (A)      if by delivery in person, when
                                            delivered to the addressee;

                                   (B)      if by post, on delivery to the
                                            addressee; or

                                   (C)      if by facsimile transmission,
                                            whether or not legibly received,
                                            when transmitted to the addressee,

                                   but if the delivery or receipt is on a day which is not a Banking Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am on the following Banking Day;

                          (4) can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender; and

                          (5) if to the Note Holder must be copied to the OF Manager and if to the Issuer must be copied to the SF Manager.

                 (b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 15.4(a)(3) and informs the sender that it is not legible.

                 (c) In this clause 15.4, a reference to an addressee includes a reference to an addressee's Officers, agents or employees.

         15.5     GOVERNING LAW AND JURISDICTION

                 (a)      This agreement is governed by the laws of New South
                          Wales.

                 (b) The Issuer and the SF Manager irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

         15.6     PROHIBITION AND ENFORCEABILITY

                 (a) Any provision of, or the application of any provision of, any Material Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

                 (b) Any provision of, or the application of any provision of, any Material Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any




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                                                                         PAGE 27

                                                       Payment Funding Facility




                          other jurisdiction or of the remaining provisions in that or any other jurisdiction.

         15.7     WAIVERS

                  (a) Waiver of any right arising from a breach of this agreement or of any Power arising upon default under this agreement must be in writing and signed by the party granting the waiver.

                  (b) A failure or delay in exercise, or partial exercise, of:

                           (1)      a right arising from a breach of this
                                    agreement; or

                           (2) a Power created or arising upon default under this agreement,

                           does not result in a waiver of that right or Power.

                   (c) A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement as constituting a waiver of that right or Power.

                   (d) A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

                   (e) This clause may not itself be waived except by writing.

         15.8     VARIATION

                  A variation of any term of this agreement must be in writing and signed by the parties. No variation may be made if it will cause the current rating of any bonds issued by the Issuer to be downgraded or withdrawn by any Designated Rating Agency.

         15.9     CUMULATIVE RIGHTS

                  The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Note Holder or OF Manager.

         15.10    ATTORNEYS

                  Each of the Attorneys executing this agreement states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

         15.11    BINDING OBLIGATIONS

                  Each party to this agreement acknowledges that the obligations expressed in this agreement are binding upon it.

         15.12    WINDING UP OF SECURITISATION FUND

                  Prior to the Termination Date, neither the Note Holder nor the OF Manager may seek to terminate or wind up the Securitisation Fund as a consequence of any breach of this agreement or any Note by the Issuer on the SF Manager.

         15.13    TERMINATION

                  This agreement can only be terminated on or after the Termination Date.


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                                                                         PAGE 28

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                                                       Payment Funding Facility




SCHEDULE 1 - FUNDING NOTICE

(Clause 4.2 - Funding Notice)


To: Perpetual Trustees Australia Limited in its capacity as trustee of the Origination Fund ("Note Holder")
         ME Portfolio Management Limited ("OF Manager")

ATTENTION: MANAGER - SECURITISATION
-------------------------------------------------------------------------------


We refer to the agreement dated [##] 2002 ("Agreement"). Pursuant to clause 4 of the Agreement:

(a)       we give you notice that we wish to request the Issuer to issue to the
          Note Holder a Note pursuant to the Agreement on ............... 2002.
          ("Funding Date");

(b)      the aggregate principal amount of the Note is: $........;

(c)       we request that the proceeds be remitted to account number ...........
          at ...................; /[INSERT ALTERNATIVE INSTRUCTIONS]

(d)      The Issuer represents and warrants that:

         (1) [(except as disclosed in paragraph (d)(2))] each representation and warranty given by it in the Agreement is to the best of its knowledge, true, correct and not misleading as though it had been made at the date of this Funding Notice and the Funding Date specified above in respect of the facts and circumstances then subsisting;[ AND]

         (2)      details of the exceptions to paragraph (d)(1) are as follows:
                  ..................., and the Issuer [has taken/proposes] the following remedial action ......................];

(e)      The SF Manager represents and warrants that:

         (1) [(except as disclosed in paragraph (e)(2))] each representation and warranty given by it in the Agreement is to the best of its knowledge, true, correct and not misleading as though it had been made at the date of this Funding Notice and the Funding Date specified above in respect of the facts and circumstances then subsisting;[ AND]

         (2)      details of the exceptions to paragraph (e)(1) are as follows:
                  ..................., and the SF Manager [has taken/proposes]
                  the following remedial action ......................];





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                                                                         PAGE 29

                                                       Payment Funding Facility



Dated:

SIGNED for and on behalf of
ME PORTFOLIO MANAGEMENT LIMITED


------------------------------------------------
Officer's signature


------------------------------------------------
Name (please print)


SIGNED for and on behalf of
PERPETUAL TRUSTEES AUSTRALIA LIMITED


------------------------------------------------
Officer's signature


------------------------------------------------
Name (please print)




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                                                                         PAGE 30

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                                                       Payment Funding Facility

-------------------------------------------------------------------------------


SCHEDULE 2 - CONDITIONS


Payment Funding Facility SMHL Global Fund No.3

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                              (ABN 86 000 431 827)
             IN ITS CAPACITY AS TRUSTEE OF THE SMHL GLOBAL FUND NO.3

                 of Level 7, 39 Hunter Street, Sydney, NSW, 2000

                                   ("ISSUER")


whose office for the purposes of payment is at Level 7, 9 Castlereagh Street, Sydney or such other address as the Issuer may notify to the Note Holder from time to time.

1        NOTE

(a) The terms and conditions of the issue of this Note and repayment are constituted by this Note and the Payment Funding Facility - Agreement for Issue and Repayment of Notes dated [##] 2002 between the Issuer, the Note Holder, ME Portfolio Management Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street, Melbourne, Victoria in its capacity as manager of the SMHL Global Fund No.3 ("SF Manager") and ME Portfolio Management Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street, Melbourne, Victoria in its capacity as manager of the Superannuation Members' Home Loans Origination Fund No 3 ("OF Manager") ("Agreement"). Terms defined in the Agreement have the same meaning when used in these Conditions.

(b) Subject to clause 3, the Issuer promises to repay the principal amount in accordance with the Agreement.

(c) This Note may only be assigned or transferred with the prior written consent of the Issuer and subject to and in accordance with the Agreement.

2        DERIVATION OF PAYMENT

         The parties acknowledge that the payments to be made by the Issuer under this Note are derived by it from the receipts from a "mortgage" or "pool of mortgages", as those terms are defined in section 3 of the Duties Act 2000 (Vic).

3        EXTENT OF LIABILITY OF ISSUER

(a) The Issuer issues this Note only in its capacity as trustee of the Securitisation Fund and no other capacity. A liability of the Issuer arising under or in connection with this Note or the Agreement is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of property of the Securitisation Fund out of which the Issuer is actually indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement.

(b) The parties other than the Issuer may not sue the Issuer in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except in relation to property of the Securitisation Fund), a liquidator, an administrator or any similar





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                                                                         PAGE 31

                                                       Payment Funding Facility






         person to the Issuer or prove in any liquidation, administration or arrangement of or affecting the Issuer (except in relation to property of the Securitisation Fund).

(c) The provisions of this clause 3 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under the Master Trust Deed establishing the Securitisation Fund or by operation of law there is a reduction in the extent of the Issuer's indemnification out of the assets of the Securitisation Fund Issuer, as a result of the Issuer's fraud, negligence or wilful default.

(d) It is acknowledged that the SF Manager is responsible under the Master Trust Deed establishing the Securitisation Fund for performing a variety of obligations relating to the Securitisation Fund, including under this Note and the Agreement. No act or omission of the Issuer (including any related failure to satisfy its obligations or breach of representation or warranty under this Note or the Agreement ) will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (c) of this clause 3 to the extent to which the act or omission was caused or contributed to by any failure by the SF Manager or any other person to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of the SF Manager or any other person.

(e) No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (c) of this clause 3.

(f) The Issuer is not obliged to do or refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraphs (a) to (c) of this clause 3.

4        EXTENT OF LIABILITY OF NOTE HOLDER

(a) The Note Holder enters into this Note only in its capacity as trustee of the Origination Fund and no other capacity. A liability arising under or in connection with this Note or the Agreement is limited to and can be enforced against the Note Holder only to the extent to which it can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Note Holder in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement.

(b) The parties other than the Note Holder may not sue the Note Holder in any capacity other than as trustee of the Origination Fund or seek the appointment of a receiver (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

(c) The provisions of this clause 4 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the trust deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

(d) It is acknowledged that the OF Manager is responsible under the trust deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this Note and the Agreement. No act or omission of the Note




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                                                       Payment Funding Facility




         Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 4 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

(e) No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 4.

(f) The Note Holder is not obliged to refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Note Holder's liability is limited in the same manner as set out in paragraphs (a) to (c) of this clause 4.


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                                                       Payment Funding Facility




EXECUTED AS AN AGREEMENT:

SIGNED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED in its capacity as trustee of SMHL Global Fund No.3 by its attorney under a Power of Attorney dated and who declares that he has not received any notice of the revocation of such Power of Attorney in the presence of:


------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney


------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)



SIGNED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED in its capacity as trustee of Superannuation Members' Home Loans Origination Fund No. 3 by its attorney under a Power of Attorney dated and who declares that he has not received any notice of the revocation of such Power of Attorney in the presence of:


------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney


------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)



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                                                                         PAGE 34

                                                       Payment Funding Facility




SIGNED for
ME PORTFOLIO MANAGEMENT LIMITED by its attorney under a Power of Attorney dated and who declares that he has not received any notice of the revocation of such Power of Attorney in the presence of:


------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney


------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)




SIGNED for
ME PORTFOLIO MANAGEMENT LIMITED by its attorney under a Power of Attorney dated and who declares that he has not received any notice of the revocation of such Power of Attorney in the presence of:

------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney


------------------------------------------------                 --------------------------------------------------
Name (please print)                                               Name (please print)


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                                                                         PAGE 35